UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 24, 2007

SKECHERS U.S.A., INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14429	95-4376145
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

228 Manhattan Beach Boulevard, Manhattan Beach, California		90266
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 318-3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

At the Annual Meeting of Stockholders of Skechers U.S.A., Inc. (the "Company") held on May 24, 2007, the Company's stockholders approved the following two equity compensation plans:

2007 Incentive Award Plan

The 2007 Incentive Award Plan (the "2007 Plan") provides for the grant of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, performance bonus awards and performance-based awards to eligible employees, consultants and directors of the Company and its subsidiaries. The 2007 Plan will be administered by the Company’s Compensation Committee who will select from the eligible participants, the types of awards to be granted and the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards. Subject to permitted adjustments for certain corporate transactions, the maximum number of shares of the Company’s Class A Common Stock that may be awarded or issued under the 2007 Plan is 7,500,000 shares. The 2007 Plan will become effective upon termination of the Company’s Amended and Restated 1998 Stock Option, Deferred Stock and Restricted Stock Plan, which is expected to be terminated by the Company’s Board of Directors prior to January 14, 2008 since that is the last day that awards can be granted under that plan.

The foregoing summary description of the 2007 Plan is qualified in its entirety by reference to the actual terms of the 2007 Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference. For additional information regarding the 2007 Plan, refer to Proposal Two (Approval of the 2007 Incentive Award Plan) on pages 2-9 of the Company's 2007 Proxy Statement, as filed with the Securities and Exchange Commission on April 30, 2007, which is incorporated herein by reference.

2008 Employee Stock Purchase Plan

The 2008 Employee Stock Purchase Plan (the "2008 ESPP") provides eligible employees of the Company and its subsidiaries with the opportunity to purchase shares of the Company’s Class A Common Stock at a purchase price equal to 85% of the Class A Common Stock’s fair market value on the first trading day or last trading day of each purchase period, whichever is lower. The 2008 ESPP generally provides for two six-month purchase periods each year: January 1 through June 30 and July 1 through December 31. The initial purchase period under the 2008 ESPP will commence on January 1, 2008 and end on the last trading day on or before June 30, 2008. Eligible employees participating in the 2008 ESPP for a purchase period will be able to invest up to 15% of their compensation through payroll deductions during the six-month period. A total of 3,000,000 shares of Class A Common Stock will be available for purchase by participants under the 2008 ESPP. The 2008 ESPP will become effective upon termination of the Company’s 1997 Employee Stock Purchase Plan, which is expected to be terminated by the Board of Directors upon completion of the six-month purchase period ending December 31, 2007.

The foregoing summary description of the 2008 ESPP is qualified in its entirety by reference to the actual terms of the 2008 ESPP, which is attached hereto as Exhibit 10.2 and incorporated herein by reference. For additional information regarding the 2008 ESPP, refer to Proposal Three (Approval of the 2008 Employee Stock Purchase Plan) on pages 10-15 of the Company's 2007 Proxy Statement, as filed with the Securities and Exchange Commission on April 30, 2007, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 2007 Incentive Award Plan.

10.2 2008 Employee Stock Purchase Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKECHERS U.S.A., INC.

May 24, 2007	By:	David Weinberg

Name: David Weinberg
Title: Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

10.1	2007 Incentive Award Plan
10.2	2008 Employee Stock Purchase Plan